UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                           _____________________

                                 FORM 8-K
                           _____________________


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NO.: 0-51012


                       Date of Report: August 16, 2006


                         IRON STAR DEVELOPMENT, INC.
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           (Exact name of registrant as specified in its charter)


                  Utah                             87-0427336
      ----------------------------------------------------------------
      (State of other jurisdiction of              (IRS Employer
       incorporation or organization)              Identification No.)


    No. 18 Daian Rd., Haping Road Centralized Park, Harbin Development Zone,
               Harbin, China                           150060
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     (Address of principal executive offices)        (Zip Code)


                               86-451-8651-3388
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             (Registrant's telephone number including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendment to Articles of Incorporation or Bylaws

     On August 16, 2006 the Board of Directors of Iron Star Development,
Inc. adopted an amendment to the Bylaws. The amendment changed Section 2.9 of the Bylaws, which had previously permitted informal action of the shareholders if approved in writing by all shareholders. The amended Section
2.9 adopted by the Board of Directors states:

         Section 2.9 Informal Action by Shareholders. Any action required to be taken at a meeting of the shareholders, or any action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize the action at a meeting of shareholders.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    IRON STAR DEVELOPMENT, INC.

Dated: August 28, 2006              By:  /s/ Tian Ling
                                    ----------------------------------
                                    Tian Ling, Chief Executive Officer